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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934



                        Date of Report - March 31, 1998
              (Date of earliest event reported) - (March 27, 1998)



                         FULTON FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as specified in its charter)


        Pennsylvania                  0-10587               23-2195389
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(State or other jurisdiction        (Commission           (IRS Employer
 of incorporation)                  File Number)          Identification Number)



One Penn Square, P.O. Box 4887, Lancaster, PA                   17604
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code  (717) 291-2411
                                                    --------------
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Item 2.  Acquisition of Assets.


     On March 27, 1998, Fulton Financial Corporation ("FFC") acquired Keystone Heritage Group, Inc. ("KHG"), a bank holding company headquartered in Lebanon, Pennsylvania. The acquisition was accomplished by merging KHG with and into FFC (the "KHG/FFC Merger"). By virtue of this acquisition, FFC became the parent holding company of Lebanon Valley National Bank ("LVNB"), a national banking association. Simultaneously with the effectiveness of the KHG/FFC Merger, LVNB was merged with and into Farmers Trust Bank ("Farmers"), a wholly-owned subsidiary of FFC (the "Farmers/LVNB Merger"). Farmers survived the Farmers/LVNB Merger and changed its name to "Lebanon Valley Farmers Bank" ("LVFB"). LVFB closed or consolidated certain branches of LVNB and Farmers immediately following the Farmers/LVNB Merger. LVNB then transferred its branches in Dauphin and Lancaster Counties and associated deposits and loans to Fulton Bank, also a subsidiary of FFC.

     The KHG/FFC Merger was consummated pursuant to the previously-announced Merger Agreement dated as of August 15, 1997 (the "Merger Agreement"), between FFC and KHG. In accordance with the terms of the Merger Agreement, each of the issued and outstanding shares of the $5.00 par value common stock of KHG has been converted into 1.83 shares of the $2.50 par value common stock of FFC ("FFC Common Stock"). Former stockholders of KHG will receive cash in lieu of fractional shares of FFC Common Stock at the rate of $32.50 per share.

     Pursuant to General Instruction F to Form 8-K, the Press Release dated March 27, 1998 announcing the consummation of the Merger attached to this Current Report as Exhibit 99.1 is incorporated herein by reference.

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Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

         It is not currently practicable to provide the financial statements required by Item 7(a) of Form 8-K. Such financial statements will be filed, under cover of a Form 8-K/A amendment to report, not later than June 12, 1998.

         (b)  Pro Forma Financial Information.

         It is not currently practicable to provide the pro forma financial information required by Item 7(b) of Form 8-K. Such pro forma financial information will be filed, under cover of a Form 8-K/A amendment to this report, not later than June 12, 1998.

         (c)  Exhibits.

         Pursuant to Item 7(c) of Form 8-K, FFC hereby files the following required exhibits in accordance with Item 601 of Regulation S-K:

          Number      Title
          ------      -----

          * 2 Merger Agreement dated as of August 15, 1997 as between Fulton Financial Corporation and Keystone Heritage Group, Inc.

          99.1        Press Release dated March 30, 1998


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* Previously filed as an exhibit to the Current Report on Form 8-K dated
  August 28, 1997.

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                                   SIGNATURES
                                   ----------



     Pursuant to the requirements of the Securities Exchange Act of 1934, Fulton Financial Corporation has caused this Report to be signed on its behalf by the undersigned hereunto fully authorized.


                              FULTON FINANCIAL CORPORATION


                              By:/s/ Rufus A. Fulton, Jr.
                                 ------------------------------
                                 Rufus A. Fulton, Jr.
                                 President and Chief Executive Officer

Date: April 6, 1998

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                                 EXHIBIT INDEX


                               Required Exhibits
                               -----------------

                                                  Page (in accordance with
Number              Title                         sequential numbering system)
------              -----                         ----------------------------

2                   Merger Agreement dated
                    as of August 15, 1997
                    between Fulton Financial
                    Corporation and Keystone
                    Heritage Group, Inc.


99.1                Press Release dated           6 - 7
                    March 30, 1998


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* Previously filed as an exhibit to the Current Report on Form 8-K dated
  August 28, 1997.

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